CONFORMED COPY

                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                            dated as of July 10, 2002

                                      among
                                 Praxair, Inc.,

                             The Banks Listed Herein

                          JPMorgan Chase Bank, formerly
                               known as The Chase
                             Manhattan Bank, Bank of
                                  America, N.A.
                                       and
                           Credit Suisse First Boston,
                            as Co-Syndication Agents

                 Citibank, N.A., Deutsche Bank Securities Inc.,
                     ABN-AMRO Bank NV and Barclays Bank PLC,
                           as Co-Documentation Agents

                                       and

                              JPMorgan Chase Bank,
                                formerly known as
                            The Chase Manhattan Bank,
                             as Administrative Agent
                   -------------------------------------------

                          J.P. Morgan Securities Inc.,
                             Lead Arranger and Book
                                     Manager
                                 --------------

                         Banc of America Securities LLC
                           Credit Suisse First Boston,
                        Co-Arrangers and Co-Book Managers









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

AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT dated as of July 10, 2002 among PRAXAIR, INC., the BANKS listed on the signature pages hereof, JPMORGAN CHASE BANK, formerly known as THE CHASE MANHATTAN BANK, BANK OF AMERICA, N.A. and CREDIT SUISSE FIRST BOSTON, as Co-Syndication Agents, CITIBANK, N.A., DEUTSCHE BANK SECURITIES INC., ABN-AMRO BANK NV and BARCLAYS BANK PLC, as Co-Documentation Agents, and JPMORGAN CHASE BANK, formerly known as THE CHASE MANHATTAN BANK, as Administrative Agent.

                              W I T N E S S E T H :

         WHEREAS, certain of the parties hereto have heretofore entered into a 364-Day Credit Agreement dated as of July 12, 2000, as amended and restated as of July 11, 2001 (the "Agreement");

         WHEREAS, at the date hereof, there are no Loans outstanding under the Agreement; and

         WHEREAS, the parties hereto desire to amend the Agreement as set forth herein and to restate the Agreement in its entirety to read as set forth in the Agreement with the amendments specified below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended and restated hereby. The term "Notes" defined in the Agreement shall include from and after the date hereof the New Note (as defined below).

         SECTION 2. Extension of the Facility. The date "July 10, 2002" in the definition of Termination Date is changed to "July 9, 2003."











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





         SECTION 3. Updated Representations.

         (a) Each reference to "2000" in Section 4.04(a) is changed to "2001."

         (b) Each reference to "2001" in Section 4.04(b) is changed to "2002."

         (c) The reference to "March 31, 2001" in Section 4.04(c) is changed to "December 31, 2001."

         SECTION 4. Amendment of the Pricing Schedule. The Pricing Schedule attached to the Agreement is amended by restating the proviso at the end of the introductory clause thereof to read in its entirety as follows: ";provided that for any day on or after the Termination Date, the CD Margin and the Euro-Dollar Margin are the percentage specified below plus 0.15%".

         SECTION 5. Change in Commitments. With effect from and including the date this Amendment and Restatement becomes effective in accordance with Section 7 hereof, (i) each Person listed on the signature pages hereof which is not a party to the Agreement (a "New Bank") shall become a Bank party to the Agreement and (ii) the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the attached Commitment Schedule, which shall become the Commitment Schedule referred to in the Agreement. Any Bank whose Commitment is changed to zero (a "Departing Bank") shall upon such effectiveness cease to be a Bank party to the Agreement and all accrued fees and other amounts payable under the Agreement for the account of each Departing Bank shall be due and payable on such date; provided that the provisions of Sections 8.03 and 9.03 of the Agreement shall continue to inure to the benefit of each Departing Bank. Each Departing Bank shall promptly return to Borrower for cancellation the Note delivered to such Bank pursuant to the Agreement.

         SECTION 6. Changes in Agents. (a) The following definitions in Section
1.01 are amended to read as follows:

         "Agents" means the Administrative Agent, the Co-Syndication Agents and the Documentation Agent.

         "Co-Syndication Agent" means each of JPMorgan Chase Bank, formerly known as The Chase Manhattan Bank, Credit Suisse First Boston and Bank of America, N.A., in its capacity as co-syndication agent for the credit facility provided hereunder.

         "Co-Documentation Agent" means each of Citibank, N.A.,
Deutsche Bank Securities Inc., ABN-AMRO Bank NV and Barclays Bank





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

         PLC, in its capacity as co-documentation agent in connection with the credit facility provided under this Agreement.

         SECTION 7. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

         (a) no Default has occurred and is continuing; and

         (b) each representation and warranty of the Borrower set forth in the Agreement after giving effect to this Amendment and Restatement is true and correct as though made on and as of such date.

         SECTION 8. Governing Law. This Amendment and Restatement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 9. Counterparts; Effectiveness. This Amendment and Restatement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Restatement shall become effective as of the date hereof when each of the following conditions shall have been satisfied:

                  (i) receipt by the Administrative Agent of duly executed counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                  (ii) receipt by the Administrative Agent of a duly executed Note for each New Bank (a "New Note"), dated on or before the date of effectiveness hereof and otherwise in compliance with Section 2.05 of the Agreement;

                  (iii) receipt by the Administrative Agent of an opinion of such counsel for the Borrower as may be acceptable to the Administrative Agent, substantially to the effect of Exhibit E to the Agreement with reference to this Amendment and Restatement and the Agreement as amended and restated hereby; and

                  (iv) receipt by the Administrative Agent of all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of the Agreement as amended and restated hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent;





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

         provided that this Amendment and Restatement shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than the date hereof. The Administrative Agent shall promptly notify the Borrower and the Banks of the effectiveness of this Amendment and Restatement, and such notice shall be conclusive and binding on all parties hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first above written.

                                     PRAXAIR, INC.


                                     By: /s/ James S. Sawyer
                                     Title: Chief Financial Officer


                                     JPMORGAN CHASE BANK,
                                       formerly known as THE
                                       CHASE MANHATTAN BANK, as
                                       Administrative Agent, Co-
                                       Syndication Agent and
                                       Bank


                                     By: /s/ Stacey Haimes
                                     Title: Vice President




                                     BANK OF AMERICA, N.A.,
                                     as Co-Syndication Agent and Bank

                                     By: /s/ Wendy J. Gorman
                                       Title: Principal

                                     CITIBANK, N.A.,
                                     as Co-Documentation Agent and Bank

                                     By: /s/ James N. Simpson
                                       Title: Managing Director

                                     CREDIT SUISSE FIRST BOSTON,
                                     as Co-Syndication Agent and Bank

                                     By: /s/ Paul L. Colon
                                       Title: Vice President

                                     By: /s/ Vanessa Gomez
                                       Title: Associate

                                     DEUTSCHE BANK AG, NEW YORK
                                     BRANCH

                                     By: /s/ Jean Hannigan
                                       Title: Director

                                     By: /s/ Stephanie Strohe
                                       Title: Vice President


                                     ABN-AMRO BANK NV,
                                     as Co-Documentation Agent and Bank

                                     By: /s/ James S. Kreitler
                                       Title: Group Vice President

                                     By: /s/ Henry Sosa
                                       Title: Assistant Vice President


                                     BARCLAYS BANK PLC,
                                     as Co-Documentation Agent and Bank

                                     By: /s/ Nicholas A. Bell
                                       Title: Director, Loan Transaction
                                       Management

                                     DEUTSCHE BANK SECURITIES INC.,
                                     as Co-Documentation Agent

                                     By: /s/ Stephanie Strohe
                                       Title: Vice President

                                     By: /s/ Jean M. Hannigan
                                       Title: Director

                                     BNP PARIBAS

                                     By: /s/ William Van Nostrand
                                       Title: Managing Director

                                     By: /s/ John Rigo
                                       Title: Vice President


                                     FLEET NATIONAL BANK

                                     By: /s/ Irene Bertozzi-Bartenstein
                                       Title: Vice President


                                     MERRILL LYNCH BANK USA

                                     By: /s/ D. Kevin Imlay
                                       Title: Senior Credit Officer


                                     BANCO BILBAO VIZCAYA
                                     ARGENTARIA S.A.

                                     By: /s/ Anne-Maureen Sarfati
                                       Title: Vice President

                                     By: /s/ Philip A. Paddack
                                       Title: Senior Vice President and Branch
                                       Manager

                                     THE BANK OF NOVA SCOTIA

                                     By: /s/ Todd S. Meller
                                      Title: Managing Director


                                     THE BANK OF TOKYO-MITSUBISHI,
                                     LTD.

                                     By: /s/ Spencer Hughes
                                       Title: Vice President & Manager


                                     COMMERZBANK AG, NEW YORK AND
                                     GRAND CAYMAN BRANCHES

                                     By: /s/ Robert Donahue
                                       Title: Senior Vice President

                                     By: /s/ Peter Doyle
                                       Title: Vice President


                                     HSBC BANK USA

                                     By: /s/ Melissa Moy
                                       Title: First Vice President

                                     WESTDEUTSCHE LANDESBANK
                                     GIROZENTRALE

                                     By: /s/ Barry S. Wadler
                                       Title: Associate Director

                                     By: /s/ Lisa Walker
                                       Title: Associate Director


                                     THE BANK OF NEW YORK

                                     By: /s/ Joanna S. Bellocq
                                       Title: Vice President


                                     INTESA BCI, NEW YORK BRANCH

                                     By: /s/ F. Maffei
                                       Title: Vice President

                                     By: /s/ C. Dougherty
                                       Title: Vice President


                                     KEYBANK NATIONAL ASSOCIATION

                                     By: /s/ Mary K. Young
                                       Title: Vice President


                                     THE NORTHERN TRUST COMPANY

                                     By: /s/ Russ Rockenbach
                                       Title: Vice President

                                     SUNTRUST BANK

                                     By: /s/ Karen .C. Copeland
                                       Title: Vice President


                                     MELLON BANK, N.A.

                                     By: /s/ Mark F. Johnston
                                       Title: Vice President


                                     BANCO SANTANDER CENTRALE
                                     HISPANO, S.A., NEW YORK BRANCH

                                     By: /s/ Robert E. Schlegel
                                       Title: Vice President

                                     By: /s/ Javier Guibert
                                       Title: Vice President

                                     Departing Banks:

                                     BANCA DI ROMA, NEW YORK   BRANCH

                                     By: /s/ Steven Paley
                                       Title: First Vice President

                                     By: /s/ Alessandro Paoli
                                       Title: Assistant Treasurer


                                     BANCA NAZIONALE DEL LAVORO
                                     S.P.A., NEW YORK BRANCH

                                     By: /s/ Frederic W. Hall
                                       Title: Vice President

                                     By: /s/ Leonardo Valentini
                                       Title: First Vice President


                                     BAYERISCHE HYPO-UND
                                     VEREINSBANK AG, NEW YORK
                                     BRANCH

                                     By: /s/ Laura DePersis
                                       Title: Director

                                     By: /s/ Diane Vaccaro
                                       Title: Associate Director

                                     CREDIT AGRICOLE INDOSUEZ


                                     By: /s/ Richard A. Drennan
                                       Title: Vice President and Senior
                                       Relationship Manager


                                     By: /s/ Raymond A. Falkenberg
                                       Title: Vice President and Senior
                                       Relationship Manager



                                     CREDIT LYONNAIS NEW YORK
                                     BRANCH


                                     By: /s/ Scott R. Chappelka
                                       Title: Vice President



                                     ROYAL BANK OF CANADA

                                     By: /s/ Ritta Lee
                                       Title: Senior Manager


                                     SUMITOMO MITSUI BANKING
                                     CORPORATION


                                     By: /s/ Edward D. Henderson, Jr.
                                         ----------------------------
                                       Title: Joint General Manager


                                     TORONTO DOMINION (TEXAS), INC.

                                     By: /s/ Carolyn R. Faeth
                                       Title: Vice President

                                     MIZUHO CORPORATE BANK, LTD.
                                        (formerly known as INDUSTRIAL
                                        BANK OF JAPAN, LTD.)



                                     By: /s/ John Dippo
                                       Title: Senior Vice President



                                     STANDARD CHARTERED BANK



                                     By: /s/ Alan Babcock
                                        Title: Senior Vice President



                                     By: /s/ Naeem Zafar
                                         ---------------
                                       Title: Deputy Head of SCS Coin 99/019

                                                             COMMITMENT SCHEDULE

Bank                                                                  Commitment
--------------------------------------------------------------------------------
JPMorgan Chase Bank                                           $33,000,000.00

Bank of America, N.A.                                         $29,000,000.00

Citibank, N.A.                                                $29,000,000.00

Credit Suisse First Boston                                    $29,000,000.00

Deutsche Bank AG, New York                                    $29,000,000.00

ABN-AMRO Bank NV                                              $29,000,000.00

Barclays Bank PLC                                             $29,000,000.00

BNP Paribas                                                   $25,000,000.00

Fleet National Bank                                           $25,000,000.00

Merrill Lynch Bank USA                                        $25,000,000.00

Banco Bilbao Vizcaya Argentaria S.A.                          $20,000,000.00

The Bank of Nova Scotia                                       $20,000,000.00

The Bank of Tokyo-Mitsubishi, Ltd.                            $20,000,000.00
Commerzbank AG, New York and Grand Cayman
  Branches                                                    $20,000,000.00

HSBC Bank USA                                                 $20,000,000.00

Westdeutsche Landesbank Girozentrale                          $20,000,000.00

The Bank of New York                                          $15,000,000.00

Intesa BCI, New York Branch                                   $15,000,000.00

KeyBank National Association                                  $15,000,000.00

The Northern Trust Company                                    $15,000,000.00

SunTrust Bank                                                 $15,000,000.00

Mellon Bank, N.A.                                             $13,000,000.00

Bank                                                                  Commitment
--------------------------------------------------------------------------------
Banco Santander Centrale Hispano, S.A.,
  New York Branch                                             $10,000,000.00

Banca di Roma, New York Branch                                $0.00

Banca Nazionale Del Lavoro S.P.A.,
  New York Branch                                             $0.00

Bayerische Hypo-und Vereinsbank AG,
  New York Branch                                             $0.00

Credit Agricole Indosuez                                      $0.00

Credit Lyonnais New York Branch                               $0.00

Royal Bank of Canada                                          $0.00

Sumitomo Mitsui Banking Corporation                           $0.00

Toronto Dominion (Texas), Inc.                                $0.00

The Industrial Bank of Japan, Ltd.                            $0.00

Standard Chartered Bank                                       $0.00

Total Commitments                                             $500,000,000.00